EXHIBIT 99.1

AMENDED AND RESTATED COMPANY SUPPORT AGREEMENT

     This Amended and Restated Company Support Agreement (the “Agreement”) is made and entered into as of April 21, 2005, between Solexa, Inc., a Delaware corporation (formerly Lynx Therapeutics, Inc.) (the “Company”), and the undersigned stockholder (“Holder”) of the Company.

RECITALS

     Whereas, the Holder and the Company are parties to that certain Company Support Agreement, dated September 28, 2004 (the “Prior Agreement”), entered into in connection with the business combination between the Company and Solexa Limited, a company registered in England and Wales (“Solexa Limited”);

     Whereas, Holder is the registered owner of such number of the Company’s common stock, par value $0.01 per share (“Common Stock”) issued pursuant to that certain Acquisition Agreement, dated as of September 28, 2004, by and between the Company and Solexa Limited (the “Acquisition Agreement”) (the “Shares”) and such number of options to purchase Common Stock as indicated beneath Holder’s signature on the last page of this Agreement;

     Whereas, the Holder is purchasing shares of Common Stock and warrants to purchase shares of Common Stock pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Private Placement”);

     Whereas, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

     Whereas, the Company and the Holder desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

     Whereas, in connection with the consummation of the Private Placement, the Company and Holder have agreed to provide for the voting of the Holder’s Shares and the rights as set forth below.

     Now, Therefore, in consideration of these premises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

     1. Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of the Agreement by the Company and the Holder.

     2. Agreement to Retain Shares.

          (a) Transfer and Encumbrance. Except as contemplated by the Acquisition Agreement and except as provided in Sections 2(b), 3, and 4 below, during the period beginning on the date hereof and ending on August 31, 2005, Holder agrees not to, directly or indirectly, (x) transfer (except as may be specifically required by court order), sell, exchange, tender, pledge, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) or encumber the Shares or any New Shares (as defined below), enter into any short sale with respect to the Shares or any New Shares, enter into or acquire an offsetting derivative contract with respect to such Shares or any New Shares, enter into or acquire a futures or forward contract to deliver such Shares or any New Shares or enter into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership of the Shares or any New Shares, or to, directly or indirectly, make any offer or agreement relating thereto, (y) grant any proxies or powers of attorney, deposit any of such Shares or New Shares into a voting trust or enter into a voting agreement with respect to any of such Shares or New Shares, or enter into any agreement or arrangement providing for any of the actions described in this clause (y), or (z) take any action that could reasonably be expected to have the effect of preventing or disabling Holder from performing Holder’s obligations under this Agreement, and Holder warrants that it has not agreed to carry out any of the foregoing matters in relation to the Shares or any New Shares.

          (b) Permitted Transfers. Section 2(a) shall not prohibit a transfer of Shares or New Shares by Holder (i) if Holder is an individual (A) to any member of Holder’s immediate family, or to a trust for the benefit of Holder or any member of Holder’s immediate family, or (B) upon the death of Holder, or (ii) if Holder is a partnership or limited liability company, to one or more partners or members of Holder or to an affiliated Person under common control or common management with Holder; provided, however, that any such transfer pursuant to either clause (i) or (ii) of this Section 2(b) shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

          (c) New Shares. Holder agrees that any shares of capital stock or interests in shares or other securities of the Company, that Holder purchases or with respect to which Holder otherwise acquires registered or beneficial ownership after the date hereof and prior to August 31, 2005 (“New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     3. Agreement to Vote Shares. Until August 31, 2005, Holder shall, at any meeting (whether annual or extraordinary and whether or not an adjourned or postponed meeting) of stockholders of the Company or of any class of stockholders of the Company, however called, or in connection with any written resolution of the holders of shares or any class of shares in the capital of the Company, vote the Shares and any New Shares held by Holder in favor of the issuance of Common Stock and warrants pursuant to the Private Placement and any other transactions contemplated by the Purchase Agreement. The Holder hereby agrees that he or she will not vote the Shares and New Shares in favor of the approval of any action the consummation of which would frustrate the purposes, or prevent or delay the consummation of, the transactions contemplated by the Purchase Agreement. This Agreement is intended to bind Holder as a holder of the Company only with respect to the specific matters set forth herein. Except as set forth this Section 3, Holder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the stockholders of the Company.

     4. Irrevocable Proxy. Concurrently with the execution of this Agreement, Holder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by law.

     5. Affiliate Agreement.

          (a) General. Holder has been advised that, as of the date of the Prior Agreement, Holder may have been deemed to be an “affiliate” of Solexa Limited, as the term “affiliate” is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the “Rules and Regulations”) of the SEC under the Securities Act. Notwithstanding anything to the contrary set forth in this Section 5, the execution of this Agreement should not be considered an admission on Holder’s part that Holder is or was an “affiliate” of Solexa Limited, nor as a waiver of any rights Holder may have to object to any claim that Holder is such an affiliate on or after the date of the Prior Agreement.

          (b) Holder Representations; Restrictions on Transfer; Legends. Holder represents, warrants and covenants to the Company:

               (i) Holder shall not make any sale, transfer or other disposition of the Shares in violation of the Securities Act.

               (ii) Holder has carefully read this Agreement and discussed the requirements of this Agreement and other applicable limitations upon Holder’s ability to sell, transfer or otherwise dispose of the Shares, to the extent Holder has felt necessary, with Holder’s counsel.

               (iii) Holder has been advised that the resale of the Shares may be subject to restrictions set forth in Rule 145 under the Securities Act. Holder has been advised that, because Holder may be deemed to be an “affiliate” of the Company, Holder may not sell, transfer or otherwise dispose of the Shares issued to Holder, unless (i) such sale, transfer or other disposition is made in conformity with the limitations of Rule 145 promulgated by the SEC under the Securities Act, (ii) such sale, transfer or other disposition has been registered under the Securities Act or (iii) in the opinion of counsel reasonably acceptable to the Company, such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.

               (iv) Holder understands and agrees that stop transfer instructions will be given to the Company’s transfer agent with respect to the Shares issued to Holder and that there will be placed on the certificates for the Shares issued to Holder, or any substitutions therefor, a legend stating in substance: “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED

IN ACCORDANCE WITH THE TERMS OF A COMPANY SUPPORT AGREEMENT DATED SEPTEMBER28, 2004 BETWEEN THE REGISTERED HOLDER HEREOF AND LYNX THERAPEUTICS, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF LYNX THERAPEUTICS, INC.” If a sale or transfer is made prior to such legend being removed pursuant to Section 5(c) below, certificates with the above legend will be substituted by delivery of certificates without such legend upon delivery of a declaration to the Company (the “Declaration”), which Declaration shall be reasonably satisfactory in form and substance to Parent, that the requirements of Rule 145(d)(1) have been complied with.

               (v) Holder understands and agrees that stop transfer instructions will be given to the Company’s transfer agent with respect to the Shares issued to Holder and there will be placed on the certificates for the Shares issued to Holder, or any substitutions therefore, a legend stating in substance: “THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNTIL THE DATE THAT IS 180 DAYS FOLLOWING THE FIRST CLOSING DATE (AS DEFINED IN THE ACQUISITION AGREEMENT DATED SEPTEMBER 28, 2004 BETWEEN LYNX THERAPEUTICS, INC. AND SOLEXA LIMITED) IN ACCORDANCE WITH THE TERMS OF A COMPANY SUPPORT AGREEMENT DATED SEPTEMBER 28, 2004 BETWEEN THE REGISTERED HOLDER HEREOF AND LYNX THERAPEUTICS, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF LYNX THERAPEUTICS, INC.”

          (c) Company Representations.

               (i) The Company hereby agrees that, unless previously sold pursuant to the applicable requirements of Rule 145, it is understood and agreed that certificates with the legend set forth in Section 5(b)(iv) above will be substituted by delivery of certificates without such legend, and any stop transfer instructions then in effect will be terminated, if (i) one year shall have elapsed from the date Holder acquired the Shares received in the Offer (as defined in the Acquisition Agreement) and the provisions of Rule 145(d)(2) are then available to Holder, (ii) two years shall have elapsed from the date Holder acquired the Shares received in the Offer and the provisions of Rule 145(d)(3) are then available to Holder, or (iii) the Company has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, or a “no action” letter obtained by Holder from the staff of the SEC, to the effect that the restrictions imposed by Rule 145 under the Securities Act no longer apply to Holder. For as long as resales of any shares of Common Stock owned by Holder are subject to Rule 145, the Company will use its reasonable efforts to make all filings of the nature specified in paragraph (c)(1) of Rule 144 under the Securities Act. Upon receipt of a properly completed Declaration, the Company shall use its reasonable efforts to instruct its transfer agent to deliver shares of Common Stock without the legend set forth in Section 5(b)(iv) above in accordance with the terms of the transfer set forth in the Declaration as soon as practicable following receipt of such Declaration.

               (ii) The Company hereby agrees that it is understood and agreed that certificates with the legend set forth in Section 5(b)(v) above will, to the extent required to enable the shares represented by such certificate to be transferred by the holder thereof, be substituted by delivery of certificates without such legend upon the written request of the Holder if 180 days shall have elapsed from March 4, 2005. Upon receipt of any such written request, the Company shall use its reasonable efforts to instruct its transfer agent to deliver shares of Common Stock without the legend set forth in Section 5(b)(v) above as soon as practicable following receipt of such written request.

     6. Resale Registration Rights.

          (a) Registrable Shares. For purposes of this Agreement, “Registrable Shares” shall mean the shares of Common Stock issued to stockholders who executed a Prior Agreement (the “Original Holder Group”), including Holder, pursuant to the Offer (as defined in the Acquisition Agreement).

          (b) Required Registration. The Company shall use its commercially reasonable efforts to (i) file a post-effective amendment to the Registration Statement on Form S-3 registering the resale of the Registrable Shares within 60 days following March 4, 2005 (the “Amendment”), so long as the holders of such Registrable Shares shall provide the information necessary for inclusion therein in a timely manner to enable the Company to file the Amendment within such period, (ii) to cause such Amendment to be declared effective by the SEC as soon thereafter as possible and in any event no later than August 31, 2005, (iii) to file such amendments or supplements as may be necessary so that the prospectus contained in the Amendment will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (iv) to effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or “blue sky” laws and compliance with any other applicable governmental requirements or regulations) as Holder may reasonably request and that would permit or facilitate the sale of all Holder’s Registrable Shares (provided, however, that the Company shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction), and in each case the Company will use its commercially reasonable efforts to cause such Amendment and all other such registrations, qualifications and compliances to be declared effective as promptly as practicable thereafter. As soon as reasonably practicable after the date hereof, the Company will provide to each holder of Registrable Securities a questionnaire setting forth the information that the Company will require from each such holder to include such holder’s Registrable Shares in the Registration Statement. If Holder shall fail to furnish such information to the Company within twenty (20) days following the date on which such questionnaire shall be delivered to the Holders, the Company may exclude Holder from the Registration Statement.

          (c) Effectiveness; Delivery of Prospectus; Suspension Right.

               (i) The Company will use its commercially reasonable efforts to maintain the effectiveness of the Amendment and other applicable registrations, qualifications and compliances until such time as fewer than 25% of the Registrable Securities remain held by the Original Holder Group, calculated on an aggregate basis (the “Registration Effective Period”). As soon as practicable following the effectiveness of the Amendment, the Company will furnish to each holder of Registrable Shares such number of copies of the prospectus contained in the Amendment in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of such shares.

               (ii) For any offer or sale of any of the Registrable Shares by a stockholder in a transaction that is not exempt under the Securities Act, the stockholder, in addition to complying with any other federal securities laws, will deliver a copy of the final prospectus (or amendment of or supplement to such prospectus) of the Company covering the Registrable Shares in the form furnished to the stockholder by the Company to the purchaser of any of the Registrable Shares on or before the settlement date for the purchase of such Registrable Shares.

               (iii) Following the date on which the Amendment is first declared effective, the holder of Registrable Shares will be permitted (subject in all cases to Section 7 below) to offer and sell Registrable Shares pursuant to the Amendment during the Registration Effective Period in the manner described in the Amendment provided that the Amendment remains effective and has not been suspended.

               (iv) Notwithstanding any other provision of this Section 6 but subject to Section 7, the Company shall have the right at any time to require that all holders of Registrable Shares suspend further open market offers and sales of Registrable Shares pursuant to the Amendment whenever, and for so long as, in the reasonable judgment of the Company after consultation with counsel there is or may be in existence material undisclosed information or events with respect to the Company (the “Suspension Right”) ; provided, however, that the Company shall not be entitled to invoke the Suspension Right unless such right or an equivalent restriction has been imposed on, and is then applicable to, all of the Company’s executive officers, directors and other holders of Common Stock which are registered for resale under the Securities Act. In the event the Company exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure (including any necessary filings with the SEC) to occur at a time that is not detrimental to the Company and its stockholders or until such time as the information or event is no longer material, each as determined in good faith by the Company (it being understood that the Company will use all reasonably commercial efforts to minimize the duration of the suspension period). The termination of the Registration Effective Period will extend by one (1) day for each day during which the holders of Registrable Shares suspend further open market offers and sales of Registrable Shares pursuant to the Company’s exercise of the Suspension Right.

          (d) Expenses. The costs and expenses to be borne by the Company for purposes of this Section 6 shall include, without limitation, printing expenses (including a reasonable number of prospectuses for circulation by the selling holders of Registrable Shares, including the Holder (the “Selling Stockholders”)), legal fees and disbursements of counsel for the Company, “blue sky” expenses, accounting fees and filing fees, but shall not include underwriting commissions or similar charges, or any legal fees and disbursements of counsel to the Selling Stockholders.

          (e) Indemnification.

               (i) To the extent permitted by law, the Company will indemnify and hold harmless each holder of Registrable Shares, any underwriter (as defined in the Securities Act) for such stockholder, its officers, directors, stockholders or partners and each person, if any, who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (A) any untrue statement or alleged untrue statement of a material fact contained in the Amendment, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such stockholder (and its officers, directors, stockholders or partners), underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6(e)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company; nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (a) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the Amendment by any such stockholder, or (b) a Violation that would not have occurred if such stockholder had delivered to the purchaser the version of the Prospectus most recently provided by the Company to the stockholder as of the date of such sale.

               (ii) To the extent permitted by law, each Selling Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Amendment, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Selling Stockholder selling securities pursuant to the Amendment and any controlling person of any such underwriter or other stockholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of the stockholder to comply with the prospectus delivery requirements under the Securities Act, and the failure of the stockholder to deliver the most current prospectus provided by the Company prior to such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Stockholder expressly for use in the Amendment or such Violation is caused by the stockholder’s failure to deliver to the purchaser of the Selling Stockholder’s Registrable Shares a prospectus (or amendment or supplement thereto) that had been made available to the stockholder by the Company; and each such Selling Stockholder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 6(e)(ii) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.5(e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Stockholder, which consent shall not be unreasonably withheld. The aggregate indemnification liability of each Selling Stockholder under this Section 6(e)(ii) shall not exceed the net proceeds received by such Selling Stockholder in connection with sale of shares pursuant to the Amendment.

               (iii) Each person entitled to indemnification under this Section 6(e) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.5 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

               (iv) To the extent that the indemnification provided for in this Section 6(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The aggregate contribution liability of each Selling Stockholder under this Section 6.5(e)(iv) shall not exceed the net proceeds received by such Selling Stockholder in connection with sale of shares pursuant to the Amendment.

     7. Procedures for Sale of Shares Under Registration Statement.

          (a) Notice and Approval. If any stockholder shall propose to sell any Registrable Shares pursuant to the Amendment, it shall notify the Company of its intent to do so (including the proposed manner and timing of all sales) at least three (3) full trading days prior to such sale, and the provision of such notice to the Company shall conclusively be deemed to reestablish and reconfirm an agreement by such Selling Stockholder to comply with the registration provisions set forth in this Agreement. Unless otherwise specified in such notice, such notice shall be deemed to constitute a representation that any information previously supplied by such Selling Stockholder expressly for inclusion in the Amendment (as the same may have been superseded by subsequent such information) is accurate as of the date of such notice. The Company may delay the resale by such Selling Stockholder of any Registrable Shares pursuant to the Amendment by delivering to such Selling Stockholder a written notification that the Company’s Suspension Right has been exercised and is then in effect (the "Suspension Notice"); provided, however, that the Suspension Notice must be delivered within the three (3) trading-day period following receipt of such Selling Stockholder’s notice of intent to sell Registrable Securities under the Amendment so long as such notice included a working facsimile number for purposes of delivery of the Company’s response. Upon receipt of the Suspension Notice, such Selling Stockholder shall refrain from selling any Registrable Shares pursuant to the Amendment in the open market until his, her or its receipt of a supplemented or amended prospectus pursuant to Section 7(b) below or written notice from the Company that the suspension period has ended and use of the prospectus previously furnished to such Selling Stockholder may be resumed.

          (b) Copies of Prospectus. Subject to the provisions of this Section 7, when a Selling Stockholder is entitled to sell and gives notice of its intent to sell Registrable Shares pursuant to the Amendment, the Company shall, within two (2) trading days following the request or, in the event that the Company’s Suspension Right has been exercised and is then in effect, as soon as practicable following the termination of the suspension period, furnish to such Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not as of the date of delivery to the Selling Stockholder include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

8. Representations, Warranties and Covenants of Holder. Holder hereby represents, warrants and covenants to the Company that Holder (i) is the registered owner and, as set forth on the signature page, beneficial owner, of the Shares and options to purchase Common Stock, if any, indicated below Holder’s signature on the signature page to this Agreement, which at the date of this Agreement and at all times up until August 31, 2005, are, and will be, free and clear of any liens, claims, options, charges or other encumbrances, and (ii) is not the registered owner of any shares, options or other securities in, or convertible into, capital stock of the Company, other than the Shares and the options to purchase Common Stock, if any, indicated below Holder’s signature on the last page of this Agreement. Holder has the legal capacity, power and authority to enter into and perform all of Holder’s obligations under this Agreement (including under the Proxy). This Agreement (including the Proxy) has been duly and validly executed and delivered by Holder and constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

     9 Further Assurances. Holder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in the Company the power to carry out and give effect to the provisions of this Agreement.

     10. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (i) Holder makes no agreement or understanding herein in any capacity other than in Holder’s capacity as a registered owner of the Shares and, to the extent applicable, any New Shares, (ii) nothing in this Agreement shall be construed to limit or affect any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on the Company’s Board of Directors acting in such person’s capacity as a director or fiduciary of the Company, and (iii) Holder shall have no liability to Parent or any its affiliates under this Agreement as a result of any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on the Company’s Board of Directors acting in such person’s capacity as a director or fiduciary of the Company.

     11. Miscellaneous.

          (a) Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 12(a) shall be binding upon the parties and their respective successors and assigns.

          (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (e) Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (i) when delivered by hand; (ii) on the day sent by facsimile, provided that the sender has received confirmation of transmission as of or prior to 5:00 p.m. local time of the recipient, on such day; (iii) the first Business Day after sent by facsimile (to the extent that (A) the sender has received confirmation of transmission after 5:00 p.m. local time of the recipient on the day sent by facsimile, or (B) notice is sent on a day that is not a Business Day); or (iv) the third Business Day after sent by registered mail or by courier or express delivery service, in each case to the address or facsimile number set forth on the signature page to this Agreement beneath the name of such party, or to such other address or facsimile number as such party shall have specified in a written notice given to the other party hereto).

          (f) Severability. If one or more provisions of this Agreement are held to be invalid or unenforceable under the applicable law of any jurisdiction, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be valid and enforceable in accordance with its terms. Each provision of this Agreement is separable from any other provisions of this Agreement, and each part of each provision of this Agreement is severable from every other part of such provision.

          (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause the Company to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the Company shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.

          (h) Acknowledgement. Holder hereby agrees and acknowledges that the terms and provisions of Section 7.6 of the Subscription and Stockholders’ Agreement dated July 30, 2004 shall survive and remain in full force and effect following the consummation of the Offer.

[signature page follows]

     The parties have caused this Agreement to be duly executed on the date first above written.

COMPANY

By:
Name:
Title:

Address: Solexa, Inc.
25861 Industrial Boulevard
Hayward, California 94545
Attention: Chief Executive Officer
Facsimile No.: 650.670.9303

Signature Page to Amended and Restated Company Support Agreement

HOLDER

By:
[Name]

Holder’s Address for Notice:

Attention: Facsimile No.:

Common Stock of the Company held of record:

Options to Purchase Common Stock of the Company:

Additional Securities of the Company Beneficially Owned:

EXHIBIT A

IRREVOCABLE PROXY

TO VOTE SHARES OF

SOLEXA, INC.

     The undersigned stockholder (“Holder”) of Solexa, Inc, a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted under the laws of Delaware) appoints the Chief Executive Officer and each of the other members of the Board of Directors of the Company, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the capital stock of the Company that now are or hereafter may be owned of record by and/or registered in the name of the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy, the Shares and that certain Amended and Restated Company Support Agreement of even date herewith, by and between Company and the undersigned (the “Company Support Agreement”). The shares of, and/or options over, the common stock of the Company owned by the undersigned stockholder of the Company as of the date of this Proxy are listed beneath the undersigned’s signature on the final page of this Proxy. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until August 31, 2005. Terms used herein and not defined herein shall have the meaning set forth in the Company Support Agreement.

     This Proxy is coupled with an interest, is irrevocable (to the fullest extent permitted by law), is granted pursuant to the Company Support Agreement and is granted in consideration of the Company entering into that certain Securities Purchase Agreement, of even date herewith, among the Company and the individuals and entities listed on the Schedule of Purchasers attached thereto as Exhibit A-1 and Exhibit A-2 (the “Purchase Agreement”).

     The attorneys and proxies named above, and each of them, are hereby further authorized and empowered by the undersigned, at any time prior to August 31, 2005, to act as the undersigned’s attorney and proxy to vote the Shares in favor of the issuance of Common Stock and warrants pursuant to the Purchase Agreement and any other transactions contemplated by the Purchase Agreement, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written resolutions), at every annual, extraordinary or adjourned meeting of the stockholders or any class of stockholders of the Company and in every written resolution in lieu of any such meeting

     This Proxy and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This Proxy is irrevocable to the fullest extent permitted by law.

[signature page follows]

2

Dated: April        , 2005

[Name]

Common Stock of the Company held of record:

Options to Purchase Common Stock of the Company:

Additional Securities of the Company Beneficially Owned:

Signature Page to Irrevocable Proxy